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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 1, 2005
                                                         ----------------

                         ANDREA ELECTRONICS CORPORATION
             (Exact name of registrant as specified in its charter)

         New York                         1-4324               11-0482020
         --------                        --------              ----------
(State or other Jurisdiction of         (Commission          (IRS Employer
incorporation or organization)          File Number)         Identification No.)

                    65 Orville Drive, Bohemia, New York 11716
                    -----------------------------------------
                    (Address of principal executive offices)

                                 (631) 719-1800
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
             ------------------------------------------

         On November 1, 2005, the stockholders of Andrea Electronics Corporation (the "Company") approved an amendment to the Company's 1998 Stock Plan (the "Plan") to increase the number of shares of the Company's common stock issuable under the Plan to 6,375,000 shares from 5,275,000 shares. The terms of the Plan were previously disclosed in, and a copy of the Plan was contained as an appendix to, the Company's definitive proxy materials for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on September 27, 2005.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ANDREA ELECTRONICS CORPORATION


Dated: November 4, 2005           By: /s/ Corisa L. Guiffre
                                      ------------------------------------------
                                      Corisa L. Guiffre
                                      Vice President and Chief Financial Officer